UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Lake Shore Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

United States	000-51821	20-4729288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street
Dunkirk, New York		14048
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 716 366-4070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2024, Lake Shore Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders, at which time shareholders were asked to consider three proposals, as follows:

1. To elect three (3) Class One directors to the Board of Directors of the Company for a three-year term expiring in 2027 and one (1) Class Two director to the Board of Directors of the Company for a one-year term expiring in 2025;

2. To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers; and

3. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2024.

The shareholders elected the directors to the terms stated above, approved the non-binding resolution regarding the compensation of our named executive officers and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

The vote tabulation was as follows:

1. To elect three (3) Class One directors to the Board of Directors of the Company for a three-year term expiring in 2027 and one (1) Class Two director to the Board of Directors of the Company for a one-year term expiring in 2025.

	Votes For	Votes Withheld	Broker Non-Votes
John P. McGrath (2027)	4,686,172	34,712	375,660
Ronald J. Passafaro (2027)	4,658,421	62,463	375,660
Kim C. Liddell (2027)	4,611,212	109,672	375,660
Ann M. Segarra (2025)	4,679,770	41,114	375,660

2. To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,568,757	104,455	47,672	375,660

3. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2024.

	Votes For	Votes Against	Votes Abstained
Number of votes	5,064,236	22,224	10,084

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

Date:	May 22, 2024	By:	/s/ Taylor M. Gilden
Taylor M. Gilden, Chief Financial Officer and Treasurer